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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2006


                             PATAPSCO BANCORP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)



        Maryland                      0-28032                 52-1951797
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)           Identification No.)



                 1301 Merritt Boulevard, Dundalk, Maryland 21222
             -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                           --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 8.01    OTHER EVENTS
             ------------

         On February 7, 2006, Patapsco Bancorp, Inc. issued a press release announcing the declaration of (i) a cash dividend for the quarter ended March 31, 2006, of $.0625 per share to holders of common stock of record on February 18, 2006, with a payment date on or around April 28, 2006 and (ii) a final cash dividend for the quarter ended March 31, 2006 of $.46875 per share to holders of preferred stock of record on February 18, 2006, with a payment date of on or about March 31 2006.

         The final cash dividend on the preferred stock is in accordance with Patapsco Bancorp's call for conversion or redemption all shares of preferred stock issued and outstanding that have not been converted to common stock as of the close of business on March 31, 2006. Holders of preferred stock who convert their shares to Company common stock prior to the close of business on February 18, 2006, will not receive the $0.46875 per share dividend payable on March 31, 2006, but instead will receive the next dividend on the common stock, in the amount of $.0625 per share payable on or about April 28, 2006 to holders of record of common stock at the close of business on February 18, 2006. For further information, see the Company's press release dated February 7, 2006 which is incorporated herein by reference and is filed herewith as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

        (a)  Financial Statements of Businesses Acquired: Not applicable.

        (b)  Pro Forma Financial Information: Not applicable.

        (c)  Exhibits

             Number            Description
             ------            -----------

             99.1              Press Release dated February 7, 2006





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                PATAPSCO BANCORP, INC.



Date: February 7, 2006          By: /s/ Michael J. Dee
                                    --------------------------------------------
                                    Michael J. Dee
                                    Senior President and Chief Financial Officer